STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 004 $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income:
Net appreciation in fair value of investments	$ 272,750
Interest and dividend income	5,240
Total investment income	277,990
Interest on notes receivable from participants	1,109
Contributions:
Participant	129,255
Employer	42,321
Rollover	53,263
Total contributions	224,839
Total additions	503,938
DEDUCTIONS:
Benefits paid to participants	153,227
Administrative expenses	1,089
Total deductions	154,316
Net increase before transfers	349,622
Net transfers to Roper Employees’ Retirement Savings 003 Plan	(161)
Transfers from other plans	465
NET INCREASE IN NET ASSETS AVAILABLE FOR BENEFITS	349,926
Beginning of year	1,584,587
End of year	$ 1,934,513